UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2009 (October 5, 2009)

Watson Wyatt Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-16159

Delaware	52-2211537
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

901 N. Glebe Road

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

(703) 258-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 5, 2009, Watson Wyatt Worldwide, Inc. (“Watson Wyatt”) and Towers, Perrin, Forster & Crosby, Inc. (“Towers Perrin”), entered into a commitment letter relating to a new $500 million unsecured senior revolving credit facility (the “Senior Credit Facility”) with Bank of America, N.A. (“Bank of America”), Banc of America Securities LLC (“BAS”), PNC Bank, National Association (“PNC”) and PNC Capital Markets, LLC (“PNCCM”) (the “Commitment Letter”).  The borrower under the Senior Credit Facility will be Towers Watson & Co. (currently known as Jupiter Saturn Holding Company), which has been formed to facilitate the pending merger between Watson Wyatt and Towers Perrin (the “Merger”).

The Senior Credit Facility is expected be a revolving credit facility in an amount up to $500 million.  Proceeds from the Senior Credit Facility may be used among other things, (a) to refinance and retire existing indebtedness of Watson Wyatt and Towers Perrin under their existing credit facilities, (b) to finance costs and expenses of the Merger, the Senior Credit Facility and related transactions, (c) to finance payments of cash merger consideration to certain Towers Perrin shareholders in the Merger and repayment of up to $200 million in senior subordinated unsecured notes due within one year after the Merger issued to such shareholders; (d) to finance acquisitions permitted by the terms and conditions of the definitive loan documentation; and (e) to finance ongoing working capital and other general corporate purposes of Towers Watson & Co. and its subsidiaries after consummation of the Merger.

Bank of America and PNC have each provided commitments of up to $75,000,000 under the Senior Credit Facility.  These commitments are subject to a variety of customary closing conditions, including entry into definitive documentation for the Senior Credit Facility no later than February 26, 2010, and commitments from additional lenders of at least $200,000,000 to the Senior Credit Facility.  The Senior Credit Facility will have a term of three years, and will be made available subject to the satisfaction of certain conditions precedent that are customary for financings of this kind, including completion of the Merger no later than April 30, 2010.

BAS and PNCCM will act as joint lead arrangers for the Senior Credit Facility, and will use their best efforts to form a syndicate of financial institutions and institutional lenders that will be mutually acceptable by the parties to participate in the Senior Credit Facility.  Bank of America will act as administrative agent for the Senior Credit Facility, and PNC will act as syndication agent for the Senior Credit Facility.  Watson Wyatt and Towers Perrin have agreed to pay certain up-front fees to BAS and PNCCM and certain additional fees in the event closing occurs under the Senior Credit Facility, in addition to reimbursement of the costs and expenses (including legal fees) incurred by Bank of America, BAS, PNC and PNCCM, regardless of whether the Senior Credit Facility closes.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology.  These statements include, but are not limited to, statements about the proposed business combination transaction involving Towers Perrin and Watson Wyatt and the anticipated senior credit facility.  Such statements are based upon the current beliefs and expectations of Towers Perrin’s and Watson Wyatt’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:  the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Towers Perrin shareholders and Watson Wyatt stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the ability to recruit and retain qualified employees and to retain client relationships; the combined company’s ability to make acquisitions, on which its growth depends, and its ability to integrate or manage such acquired businesses; and the risk that a significant or prolonged economic downturn could have a material adverse effect on the combined company’s business, financial condition and results of operations.  Additional risks and factors are identified under “Risk Factors” in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Jupiter Saturn Holding Company on September 3, 2009 with the SEC and under “Risk Factors” in Watson Wyatt’s Annual Report on Form 10-K filed on August 14, 2009 with the SEC.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature.  None of Jupiter Saturn Holding Company, Towers Perrin or Watson Wyatt undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise.

Where You Can Find Additional Information

This communication was issued October 9, 2009.  Towers Perrin and Watson Wyatt have formed a company, Jupiter Saturn Holding Company (the “Holding Company”), which has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that contains a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction.  YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TOWERS PERRIN, WATSON WYATT, THE HOLDING COMPANY AND THE PROPOSED TRANSACTION.

The joint proxy statement/prospectus and the other documents filed with the Commission may be obtained free of charge at the Commission’s website, www.sec.gov.  In addition, you may obtain free copies of the joint proxy statement/prospectus and the other documents filed by Towers Perrin, Watson Wyatt and the Holding Company with the Commission by requesting them in writing from Towers Perrin, One Stamford Plaza, 263 Tresser Boulevard, Stamford, CT. 06901-3225, Attention: Marketing, or by telephone at 203-326-5400, or from Watson Wyatt, 901 N.

Glebe Rd., Arlington, VA. 22203, Attention: Investor Relations, or by telephone at 703-258-8000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATSON WYATT WORLDWIDE, INC.

Date: October 9, 2009	/s/ Roger F. Millay
Roger F. Millay
Vice President and Chief Financial Officer